                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of the Report (Date of earliest event reported):
                                 July 15, 2003

                        Commission File Number: 001-9383

                          WESTAMERICA BANCORPORATION
                          --------------------------
              (Exact name of registrant as specified in its chapter)

                                 CALIFORNIA
                                 ----------
                         (State of incorporation)

                                 94-2156203
                                 ----------
                    (I.R.S. Employer Identification Number)

                 1108 Fifth Avenue, San Rafael, California 94901
                 -----------------------------------------------
               (Address of principal executive offices and zip code)

                                  (707) 863-8000
                                  --------------
                   (Registrant's area code and telephone number)

Item 7: Exhibits
----------------

99.1 Press release dated July 15, 2003


Item 9: Regulation FD Disclosure
--------------------------------
(Furnished under Item 12)

This Current Report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim guidance promulgated by the Securities and Exchange Commission in Release No. 34-47583 that was issued March 27,2003. See "Item 12: Results of Operations and Financial Condition" below.

Item 12:  Results of Operations and Financial Condition
-------------------------------------------------------

On July 15, 2003 Westamerica Bancorporation announced their quarterly earnings for the second quarter of 2003. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
---------------------------
Dennis R. Hansen, SVP and Controller

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-15
                         July 15, 2003

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

July 15, 2003


WESTAMERICA BANCORPORTATION REPORTS RECORD $23.7 MILLION
QUARTERLY EARNINGS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported net income for the second quarter of 2003 of $23.7 million, or $0.71 diluted earnings per share, compared to net income of $23.0 million, or $0.69 diluted earnings per share, for the prior quarter. Return on assets was 2.21 percent and return on equity was 29.3 percent for the second quarter of 2003. Net income for the second quarter of 2002 was $19.3 million, or $0.57 diluted earnings per share. Second quarter 2002 results included $240 thousand after-tax merger expenses related to the acquisition of Kerman State Bank and a $2.5 million after-tax securities impairment charge; the after-tax merger expenses and securities impairment charge reduced second quarter 2002 diluted earnings per share by $0.07.

"Our credit quality remains superior with net annualized charge-offs to average loans of only 0.15 percent during the second quarter, and the June 30 allowance for loan losses was $54.2 million, or 2.25 percent of total loans. At quarter-end, total nonperforming assets were $9.1 million," said Chairman, President and CEO David Payne. "Increasing fee income, expense control, and a 0.74 percent cost of funds supported our record level of profitability in the second quarter of 2003," Payne added.

Net interest income on a taxable equivalent basis increased 2.3 percent to $54.3 million for the second quarter of 2003, compared to $53.1 million for the second quarter of 2002. The second quarter 2003 net interest margin on a taxable equivalent basis was 5.43 percent, compared with 5.82 percent for the second quarter of 2002. The reduced net interest margin primarily resulted from earning asset yields declining at a more rapid pace than the cost of funds.

The provision for loan losses was $900 thousand for the second quarter of 2003 unchanged from the prior quarter and second quarter of 2002. Net charge-offs for the second quarter of 2003 totaled $895 thousand, or 0.15 percent (annualized) of average loans compared to 0.16 percent and 0.13 percent (annualized) of average loans for the prior quarter and second quarter of 2002, respectively. At June 30, 2003, the allowance for loan losses was $54.2 million, or 2.25 percent of total loans compared to $54.3 million, or 2.17 percent of total loans at June 30, 2002.

Noninterest income for the second quarter of 2003 was $11.0 million, compared to $10.4 million for the previous quarter. The increase is attributable to investment securities gains of $277 thousand and increased service charges on deposit accounts, mortgage banking income, and debit card fees offset in part by lower other income.

Noninterest expense for the second quarter of 2003 totaled $25.5 million, essentially unchanged from $25.5 million for the prior quarter, and down 1.7 percent from $25.9 million for the second quarter of 2002. Comparing the second quarter of 2003 to the prior quarter, lower personnel costs and core deposit intangible amortization offset increased loan related costs and other expenses. Second quarter 2002 noninterest expense included $400 thousand in costs associated with the Kerman State Bank acquisition. The second quarter 2003 efficiency ratio was 39.0 percent, compared to 39.6 percent for the prior quarter and 43.9 percent for the second quarter of 2002.

Non-performing loans and repossessed loan collateral at June 30, 2003 totaled $9.1 million, down from $9.3 million at March 31, 2003 and $10.9 million at June 30, 2002.

Shareholders' equity at June 30, 2003 was $357 million, up 6.0 percent from $337 million at March 31, 2003. The increase is primarily due to retained earnings of $16 million and appreciation in the available for sale investment portfolio of $5 million. Net issuance of the Company's common stock in the second quarter of 2003 totaled approximately 30 thousand shares. The Company's equity-to-asset ratio was 7.8 percent at June 30, 2003 compared to 7.9 percent at June 30, 2002.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 88 branches throughout 22 Northern and Central California counties. At June 30, 2003, the Company's total assets and total loans outstanding were $4.6 billion and $2.4 billion, respectively.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  -  SVP & Treasurer
707-863-6840


FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended March 31, 2003 and Form 10-K for the year ended December 31, 2002, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations.
Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Kerman State Bank and other mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                       #####

WESTAMERICA BANCORPORATION        Public Information July 15, 2003
FINANCIAL HIGHLIGHTS
June 30, 2003

1. Net Income Summary.

                                                                (dollars in thousands except per-share data)
                                                              Q2'03 /                Q2'03 /                             6/30'03YTD/
                                       Q2'03        Q2'02      Q2'02      Q1'03       Q1'03    6/30'03YTD   6/30'02YTD   6/30'02YTD
                                       ------------------------------------------------------------------------------------------

   1. Net Interest Income (FTE)         $54,324      $53,096      2.3%     $54,062        0.5%    $108,386     $105,808      2.4%
   2. Loan Loss Provision                   900          900      0.0%         900        0.0%       1,800        1,800      0.0%
   3. Noninterest Income:
   4.   Investment Securities
           Gains (Impairment)               277       (4,260)     n/m           16        n/m          293       (4,278)      n/m
   5.   Other                            10,759       10,144      6.1%      10,359        3.9%      21,118       20,161      4.7%
                                   --------------------------         -------------           --------------------------
   6. Total Noninterest Income           11,036        5,884     87.6%      10,375        6.4%      21,411       15,883     34.8%
                                   --------------------------         -------------           --------------------------
   7. Noninterest Expense                25,476       25,909     -1.7%      25,535       -0.2%      51,011       51,602     -1.1%
   8. Income Tax Provision (FTE)         15,313       12,824     19.4%      14,990        2.2%      30,303       27,283     11.1%
                                   --------------------------         -------------           --------------------------
   9. Net Income                        $23,671      $19,347     22.3%     $23,012        2.9%     $46,683      $41,006    13.8%
                                   ===========================        ==============          ===========================
   10.Average Shares Outstanding         33,000       33,565     -1.7%      33,110       -0.3%      33,054       33,817     -2.3%
   11.Diluted Average Shares
          Outstanding                    33,492       34,180     -2.0%      33,565       -0.2%      33,528       34,406     -2.6%

   12.Operating Ratios:
   13.  Basic Earnings Per Share          $0.72        $0.58     24.4%       $0.70        3.2%       $1.41        $1.21     16.5%
   14.  Diluted Earnings Per Share         0.71         0.57     24.9%        0.69        3.1%        1.39         1.19     16.8%
   15.  Return On Assets                   2.21%        1.97%                 2.22%                   2.21%        2.11%
   16.  Return On Equity                   29.3%        26.7%                 29.6%                   29.4%        27.9%
   17.  Net Interest Margin                5.43%        5.82%                 5.58%                   5.51%        5.84%
   18.  Efficiency Ratio                   39.0%        43.9%                 39.6%                   39.3%        42.4%

   19.Dividends Paid Per Share            $0.24        $0.22      9.1%       $0.24        0.0%       $0.48        $0.44      9.1%
   20 Dividend Payout Ratio                  34%          39%                   35%                     34%          37%


2. Net Interest Income.

                                                                               (dollars in thousands)
                                                              Q2'03 /                Q2'03 /                             6/30'03YTD/
                                       Q2'03        Q2'02      Q2'02      Q1'03       Q1'03    6/30'03YTD   6/30'02YTD   6/30'02YTD
                                     ----------------------------------------------------------------------------------------------
   1. Interest and Fee Income (FTE)     $61,733      $63,325     -2.5%     $61,799       -0.1%    $123,532     $126,457     -2.3%
   2. Interest Expense                    7,409       10,229    -27.6%       7,737       -4.2%      15,146       20,649    -26.7%
                                   --------------------------         -------------           --------------------------
   3. Net Interest Income (FTE)         $54,324      $53,096      2.3%     $54,062        0.5%    $108,386     $105,808      2.4%
                                   ===========================        ==============          ===========================
   4. Average Earning Assets         $4,007,049   $3,659,033      9.5%  $3,906,020        2.6%  $3,956,535   $3,645,189      8.5%
   5. Average Interest-Bearing
          Liabilities                 2,813,895    2,558,175     10.0%   2,730,272        3.1%   2,772,083    2,559,444      8.3%
   6. Yield on Earning Assets              6.17%        6.94%                 6.38%                   6.28%        6.98%
   7. Cost of Funds                        0.74%        1.12%                 0.80%                   0.77%        1.14%
   8. Net Interest Margin                  5.43%        5.82%                 5.58%                   5.51%        5.84%
   9. Interest Expense/Interest-
         Bearing Liabilities               1.05%        1.60%                 1.14%                   1.09%        1.62%
   10.Net Interest Spread                  5.12%        5.34%                 5.24%                   5.19%        5.36%


WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2003

3. Loans & Other Earning Assets.

                                                                       (average volume, dollars in thousands)
                                                              Q2'03 /                Q2'03 /                             6/30'03YTD/
                                       Q2'03        Q2'02      Q2'02      Q1'03       Q1'03    6/30'03YTD   6/30'02YTD   6/30'02YTD
                                     ----------------------------------------------------------------------------------------------
   1. Total Assets                   $4,304,387   $3,933,274      9.4%  $4,201,864        2.4%   4,253,125   $3,922,167      8.4%
   2. Total Earning Assets            4,007,049    3,659,033      9.5%   3,906,020        2.6%   3,956,535    3,645,189      8.5%
   3. Total Loans                     2,375,491    2,448,546     -3.0%   2,424,017       -2.0%   2,399,754    2,459,768     -2.4%
   4.   Commercial Loans              1,528,879    1,631,388     -6.3%   1,567,405       -2.5%   1,548,142    1,638,673     -5.5%
   5.   Consumer Loans                  846,612      817,158      3.6%     856,612       -1.2%     851,612      821,095      3.7%
   6. Total Investment Securities     1,631,558    1,210,487     34.8%   1,482,003       10.1%   1,556,781    1,185,421     31.3%
   7.   Available For Sale
           (Market Value)             1,084,918      973,544     11.4%     986,413       10.0%   1,035,666      962,577      7.6%
   8.    Held To Maturity               546,640      236,943    130.7%     495,590       10.3%     521,115      222,844    133.8%
   9.       HTM Unrealized Gain
                at Period-End            11,253        8,201     37.2%      10,954        2.7%      11,253        8,201     37.2%

   10.Loans/Deposits                       70.5%        75.9%                 73.3%                   71.9%        76.5%
   11.Loans/Earning Assets                 59.3%        66.9%                 62.1%                   60.7%        67.5%


4. Deposits &  Other Interest-Bearing Liabilities.

                                                                     (average volume, dollars in thousands)
                                                              Q2'03 /                Q2'03 /                             6/30'03YTD/
                                       Q2'03        Q2'02      Q2'02      Q1'03       Q1'03    6/30'03YTD   6/30'02YTD   6/30'02YTD
                                     ----------------------------------------------------------------------------------------------
   1. Total Deposits                 $3,370,433   $3,226,951      4.4%  $3,306,929        1.9%  $3,338,681   $3,216,834      3.8%
   2.   Noninterest Demand            1,130,608    1,052,251      7.4%   1,117,566        1.2%   1,124,087    1,032,835      8.8%
   3.   Interest-Bearing Transaction    559,459      531,942      5.2%     557,227        0.4%     558,343      527,114      5.9%
   4.   Savings                         977,704      936,462      4.4%     965,313        1.3%     971,509      914,093      6.3%
   5.   Other Time >$100K               390,730      369,762      5.7%     348,780       12.0%     369,755      399,334     -7.4%
   6.   Other Time < $100K              311,932      336,534     -7.3%     318,043       -1.9%     314,988      343,459     -8.3%
   7. Total Short-Term Borrowings       382,677      227,098     68.5%     348,479        9.8%     365,578      241,325     51.5%
   8.   Fed Funds Purchased             228,499       55,789    309.6%     175,553       30.2%     202,026       68,271    195.9%
   9.   Other Short-Term Funds          154,178      171,309    -10.0%     172,926      -10.8%     163,552      173,055     -5.5%
   10.FHLB Debt                         170,000      131,770     29.0%     170,000        0.0%     170,000      108,977     56.0%
   11.Long-Term Debt                     21,393       24,607    -13.1%      22,430       -4.6%      21,911       25,143    -12.9%
   12.Shareholders' Equity              324,350      290,960     11.5%     315,132        2.9%     319,741      295,987      8.0%

   13.Demand Deposits/Total Deposit        33.5%        32.6%                 33.8%                   33.7%        32.1%
   14.Low-Cost Deposits/
         Total Deposits                    79.2%        78.1%                 79.8%                   79.5%        76.9%


WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2003

5. Interest Yields Earned & Rates Paid.

                                                                             (dollars in thousands)
                                                    Q2'03                                         Q2'02
                                   -----------------------------------    Q1'03    -------------------------------------    2002
                                      Average      Income/    Yield/     Yield/      Average     Income/      Yield/       Yield/
                                      Volume       Expense     Rate       Rate       Volume      Expense       Rate         Rate
                                   ----------------------------------------------------------------------------------------------
   1. Interest Income Earned to:
   2.   Total Earning Assets (FTE)   $4,007,049      $61,733     6.17%        6.38%$3,659,033      $63,325         6.94%    6.80%
   3.   Total Loans (FTE)             2,375,491       40,665     6.86%        6.97% 2,448,546       45,167         7.40%    7.30%
   4.     Commercial Loans (FTE)      1,528,879       28,211     7.65%        7.54% 1,631,388       30,415         7.70%    7.62%
   5.     Consumer Loans                846,612       12,454     5.92%        6.18%   817,158       14,752         7.07%    6.88%
   6.   Total Investment
            Securities (FTE)          1,631,558       21,068     5.16%        5.42% 1,210,487       18,158         5.99%    5.85%

   7. Interest Expense Paid to:
   8.   Total Earning Assets          4,007,049        7,409     0.74%        0.80% 3,659,033       10,229         1.12%    1.04%
   9.   Total Interest-Bearing
              Liabilities             2,813,895        7,409     1.05%        1.14% 2,558,175       10,229         1.60%    1.50%
   10.  Total Interest-Bearing
              Deposits                2,239,825        4,470     0.80%        0.91% 2,174,700        7,645         1.41%    1.30%
   11.     Interest-Bearing
                Transaction             559,459          211     0.15%        0.18%   531,942          413         0.31%    0.29%
   12.    Savings                       977,704        1,562     0.75%        0.83%   936,462        2,817         1.34%    1.22%
   13.    Other Time < $100K            390,730        1,343     1.73%        1.95%   369,762        1,817         2.51%    2.46%
   14.    Other Time >$100K             311,932        1,354     1.38%        1.66%   336,534        2,598         2.51%    2.30%
   15.  Total Short-Term Borrowings     382,677          962     1.00%        0.98%   227,098          895         1.57%    1.41%
   16.    Fed Funds Purchased           228,499          716     1.24%        1.25%    55,789          247         1.74%    1.62%
   17.    Other Short-Term Funds        154,178          246     0.64%        0.71%   171,309          648         1.52%    1.33%
   18.  FHLB Debt                       170,000        1,592     3.72%        3.72%   131,770        1,247         3.72%    3.72%
   19.  Long-Term Debt                   21,393          385     7.18%        7.18%    24,607          442         7.18%    7.18%

   20.Net Interest Income
         and Margin (FTE)                            $54,324     5.43%        5.58%                $53,096         5.82%    5.76%


6. Noninterest Income.

                                                                               (dollars in thousands)
                                                              Q2'03 /                Q2'03 /                             6/30'03YTD/
                                       Q2'03        Q2'02      Q2'02      Q1'03       Q1'03    6/30'03YTD   6/30'02YTD   6/30'02YTD
                                     ----------------------------------------------------------------------------------------------
   1. Service Charges on Deposit
          Accounts                       $6,648       $5,967     11.4%      $6,425        3.5%     $13,073      $11,969      9.2%
   2. Merchant Credit Card Income           900          963     -6.5%         862        4.4%       1,762        1,868     -5.7%
   3. ATM Fees & Interchange                601          617     -2.6%         560        7.3%       1,161        1,134      2.4%
   4. Debit Card Fees                       563          461     22.1%         494       14.0%       1,057          867     21.9%
   5. Financial Services Fees               210          425    -50.6%         207        1.4%         418          764    -45.3%
   6. Mortgage Banking Income               301          217     38.7%         226       33.2%         527          404     30.4%
   7. Trust Fees                            277          243     14.0%         238       16.4%         516          554     -6.9%
   8. Other Income                        1,259        1,251      0.6%       1,347       -6.5%       2,604        2,601      0.1%
                                   --------------------------         -------------           --------------------------
   9.     Sub-total                      10,759       10,144      6.1%      10,359        3.9%      21,118       20,161      4.7%
   10.Investment Securities
        Gains (Impairment)                  277       (4,260)     n/m           16        n/m          293       (4,278)     n/m
                                   --------------------------         -------------           --------------------------
   11.Total Noninterest Income          $11,036       $5,884     87.6%     $10,375        6.4%     $21,411      $15,883     34.8%
                                   ==========================         ==============          ==========================

   12.Operating Ratios:
   13.   Total Revenue                  $65,360      $58,980     10.8%     $64,437        1.4%    $129,797     $121,691      6.7%
   14.   Noninterest Income/Revenue        16.9%        10.0%                 16.1%                   16.5%        13.1%
   15.   Service Charges/Deposits
            (annualized)                   0.79%        0.74%                 0.79%                   0.79%        0.75%
   16.   Total Revenue Per Share
            (annualized)                  $7.94        $7.05     12.7%       $7.89        0.7%       $7.92        $7.26      9.1%


WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2003

7. Noninterest Expense.

                                                                               (dollars in thousands)
                                                              Q2'03 /                Q2'03 /                             6/30'03YTD/
                                       Q2'03        Q2'02      Q2'02      Q1'03       Q1'03    6/30'03YTD   6/30'02YTD   6/30'02YTD
                                     ----------------------------------------------------------------------------------------------
   1. Salaries & Benefits               $13,598      $14,281     -4.8%     $13,698       -0.7%     $27,296      $28,143     -3.0%
   2. Occupancy                           3,044        2,898      5.0%       2,995        1.6%       6,039        5,829      3.6%
   3. Equipment                           1,381        1,425     -3.1%       1,374        0.5%       2,755        2,859     -3.6%
   4. Data Processing                     1,518        1,516      0.1%       1,559       -2.6%       3,077        3,015      2.1%
   5. Courier                               926          916      1.1%         929       -0.3%       1,855        1,805      2.8%
   6. Postage                               401          397      1.0%         420       -4.5%         821          802      2.4%
   7. Telephone                             423          421      0.5%         425       -0.5%         848          830      2.2%
   8. Professional Fees                     457          443      3.2%         413       10.7%         870          815      6.7%
   9. Stationery & Supplies                 308          373    -17.4%         318       -3.1%         626          718    -12.8%
   10.Loan Expense                          380          360      5.6%         276       37.7%         656          693     -5.3%
   11.Merchant Card Expense                 316          347     -8.9%         342       -7.6%         658          687     -4.2%
   12.Operational Losses                    228          191     19.4%         173       31.8%         401          422     -5.0%
   13.Amortization of Core Deposit
          Intangibles                       165          201    -17.9%         249      -33.7%         414          402      3.0%
   14.Other Operating                     2,331        2,140      8.9%       2,364       -1.4%       4,695        4,582      2.5%
                                   --------------------------         -------------           --------------------------
   15.Total Noninterest Expense         $25,476      $25,909     -1.7%     $25,535       -0.2%     $51,011      $51,602     -1.1%
                                   ==========================         ==============          ==========================

   16.FTE Staff                           1,033        1,078     -4.2%       1,047       -1.3%       1,040        1,079     -3.6%
   17.Average Assets per FTE Staff       $4,167       $3,649     14.2%      $4,013        3.8%      $4,090       $3,635     12.5%
   18.Operating Ratios:
   19.  Revenue per FTE Staff
            (annualized)                   $254         $219     15.6%        $250        1.7%        $252         $227     10.7%
   20.  Noninterest Expense/Earning
           Assets                          2.55%        2.84%                 2.65%                   2.60%        2.85%
   21.  Noninterest Expense/Revenue        39.0%        43.9%                 39.6%                   39.3%        42.4%


WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2003



8. Loan Loss Provision.
                                                                               (dollars in thousands)
                                                              Q2'03 /                Q2'03 /                             6/30'03YTD/
                                       Q2'03        Q2'02      Q2'02      Q1'03       Q1'03    6/30'03YTD   6/30'02YTD   6/30'02YTD
                                     ----------------------------------------------------------------------------------------------
   1. Loan Loss Provision                  $900         $900      0.0%        $900        0.0%      $1,800       $1,800      0.0%
   2. Gross Loan Losses                   1,841        1,353     36.1%       2,028       -9.2%       3,869        2,997     29.1%
   3. Net Loan Losses                       895          773     15.8%         973       -8.0%       1,868        1,611     16.0%
   4. Recoveries/Gross Losses                51%          43%                   52%                     52%          46%
   5. Average Total Loans            $2,375,491   $2,448,546     -3.0%  $2,424,017       -2.0%  $2,399,754   $2,459,768     -2.4%
   6. Net Loan Losses/Loans
         (annualized)                      0.15%        0.13%                 0.16%                   0.16%        0.13%
   7. Loan Loss Provision/Loans
         (annualized)                      0.15%        0.15%                 0.15%                   0.15%        0.15%
   8. Loan Loss Provision/Net
         Loan Losses                      100.6%       116.4%                 92.5%                   96.4%       111.7%


9. Credit Quality.

                                                                               (dollars in thousands)
                                                             6/30/03/               6/30/03/
                                      6/30/03      6/30/02    6/30/02    3/31/03     3/31/03    12/31/02      9/30/02     12/31/01
                                     ----------------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans     $5,484       $6,980    -21.4%      $6,402      -14.3%      $5,717       $5,827    $5,058
   2. Performing Nonaccrual Loans         1,353        3,279    -58.7%       2,471      -45.2%       3,464        3,845     3,055
                                   --------------------------         -------------           -------------------------------------
   3. Total Nonaccrual Loans              6,837       10,259    -33.4%       8,873      -22.9%       9,181        9,672     8,113
   4. Accruing Loans 90+ Days
         Past Due                           386          189    104.2%         320       20.6%         738          257       550
                                   --------------------------         -------------           -------------------------------------
   5. Total Nonperforming Loans           7,223       10,448    -30.9%       9,193      -21.4%       9,919        9,929     8,663
   6. Repossessed Collateral              1,888          473    299.2%          88           n         381          470       523
                                   --------------------------         -------------           -------------------------------------
   7. Total Nonperforming Loans &
   8.     Repossessed Collateral         $9,111      $10,921    -16.6%      $9,281       -1.8%     $10,300      $10,399    $9,186
                                   ==========================         ==============          =====================================

   9. Classified Loans                  $27,324      $30,029     -9.0%     $32,505      -15.9%     $34,001      $33,743   $22,284
                                   ==========================         ==============          =====================================

   10.Allowance for Loan Losses         $54,159      $54,324     -0.3%     $54,154        0.0%     $54,227      $54,447   $52,086
   11.Total Loans Outstanding         2,406,889    2,507,968     -4.0%   2,456,161       -2.0%   2,494,638    2,508,272 2,484,457
   12.Total Assets                    4,564,692    4,072,502     12.1%   4,386,455        4.1%   4,224,867    4,209,564 3,927,967

   13.Allowance for Loan Losses/Total
       Loans                               2.25%        2.17%                 2.20%                   2.17%        2.17%     2.10%
   14.Nonperforming Loans/Total Loans      0.30%        0.42%                 0.37%                   0.40%        0.40%     0.35%
   15.Nonperforming Loans &
   16. Repossessed Assets/Total Assets     0.20%        0.27%                 0.21%                   0.24%        0.25%     0.23%
   17.Allowance/Nonperforming Loans         750%         520%                  589%                    547%         548%      601%
   18.Allowance for Loan Losses/
        Classified Loans                    198%         181%                  167%                    159%         161%      234%
   19.Classified Loans/
   20.  (Equity + Allowance for
           Loan Losses)                     6.6%         8.0%                  8.3%                    8.6%         8.7%      6.1%


WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2003

10.Capital.

                                                             (dollars in thousands, except per-share amounts)
                                                             6/30/03/               6/30/03/
                                      6/30/03      6/30/02    6/30/02    3/31/03     3/31/03    12/31/02     9/30/02    12/31/01
                                     --------------------------------------------------------------------------------------------
   1. Shareholders' Equity             $357,311     $320,373     11.5%    $336,946      6.0%    $341,499     $335,440   $314,359
   2. Tier I Regulatory Capital         308,534      285,068      8.2%     294,297      4.8%     300,159      293,154    283,438
   3. Total Regulatory Capital          347,219      326,050      6.5%     333,545      4.1%     339,115      332,176    324,230
   4. Total Assets                    4,564,692    4,072,502     12.1%   4,386,455      4.1%   4,224,867    4,209,564  2,927,967
   5. Risk-Adjusted Assets            3,067,976    3,062,007      0.2%   3,114,609     -1.5%   3,091,081    3,094,892  3,050,788

   6. Shareholders' Equity/Total Assets    7.83%        7.87%    -0.5%        7.68%     1.9%        8.08%        7.97%      8.00%
   7. Shareholders' Equity/Total Loans    14.85%       12.77%    16.2%       13.72%     8.2%       13.69%       13.37%     12.65%
   8. Tier I Capital/Total Assets          6.76%        7.00%    -3.4%        6.71%     0.7%        7.10%        6.96%      7.22%
   9. Tier I Capital/Risk-Adjusted
          Assets                          10.06%        9.31%     8.0%        9.45%     6.4%        9.71%        9.47%      9.29%
   10.Total Capital/Risk-Adjusted
          Assets                          11.32%       10.65%     6.3%       10.71%     5.7%       10.97%       10.73%     10.63%
   11.Shares Outstanding                 32,937       33,753     -2.4%      32,907      0.1%      33,411       33,602     34,220
   12.Book Value Per Share ($)           $10.85        $9.49     14.3%      $10.24      5.9%      $10.22        $9.98      $9.19
   13.Market Value Per Share ($)          43.08        39.18     10.0%       39.49      9.1%       40.18        40.28      39.57

   14.Share Repurchase Programs

                                                              Q2'03 /                Q2'03 /                             6/30'03YTD/
                                       Q2'03        Q2'02      Q2'02      Q1'03       Q1'03    6/30'03YTD   6/30'02YTD   6/30'02YTD
                                     ----------------------------------------------------------------------------------------------
   15.Total Shares Repurchased/Canceled     118          547    -78.4%         568    -79.2%         686        1,105      -37.9%
   16.  Average Repurchase Price         $43.35       $43.12      0.5%      $40.34      7.5%      $41.85       $42.14       -0.7%
   17.Net Shares Repurchased/(Issued)       (30)          78   -138.9%         504   -106.0%         474          467        1.4%


WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2003

11.Period-End Balance Sheets.

                                                                         (dollars in thousands)
                                                             6/30/03/               6/30/03/
                                      6/30/03      6/30/02    6/30/02    3/31/03     3/31/03    12/31/02     9/30/02     12/31/01
                                      --------------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets   $202,193     $184,222      9.8%    $186,914      8.2%    $223,210     $175,666     $179,716

   3.   Investment Securities
            Available For Sale        1,251,341      986,392     26.9%   1,048,386     19.4%     947,848    1,003,833      948,970
   4.   Investment Securities
            Held to Maturity            588,231      279,640    110.4%     520,896     12.9%     438,985      399,735      209,169

   5.   Loans, gross                  2,406,889    2,507,968     -4.0%   2,456,161     -2.0%   2,494,638    2,508,272    2,484,457
   6.   Allowance For Loan Losses       (54,159)     (54,324)    -0.3%     (54,154)     0.0%     (54,227)     (54,447)     (52,086)
                                   --------------------------         -------------           -------------------------------------
   7.   Loans, net                    2,352,730    2,453,644     -4.1%   2,402,007     -2.1%   2,440,411    2,453,825    2,432,371
                                   --------------------------         -------------           -------------------------------------
   9.   Premises and Equipment           36,408       39,551     -7.9%      36,631     -0.6%      37,777       38,524       40,344
   10.  Core Deposit Intangible Assets    3,800        4,782    -20.5%       3,931     -3.3%       4,180        4,481        2,683
   11.  Goodwill                         17,996       17,996      0.0%      17,996      0.0%      17,996       17,996       16,329
   12.  Interest Receivable and
            Other Assets                111,993      106,275      5.4%     169,694    -34.0%     114,460      115,504       98,385
                                   --------------------------         -------------           -------------------------------------
   13.Total Assets                   $4,564,692   $4,072,502     12.1%  $4,386,455      4.1%  $4,224,867   $4,209,564   $3,927,967
                                   ==========================         ==============          =====================================
   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing        $1,184,847   $1,081,967      9.5%  $1,129,455      4.9%  $1,146,828   $1,105,313   $1,048,458
   17.    Interest-Bearing Transaction  554,568      528,226      5.0%     553,105      0.3%     559,875      521,417      519,324
   18.    Savings                       962,267      979,289     -1.7%     980,291     -1.8%     952,319    1,008,847      863,523
   19.    Time                          751,949      725,958      3.6%     667,237     12.7%     635,043      650,325      803,330
                                   --------------------------         -------------           -------------------------------------
   20.  Total Deposits                3,453,631    3,315,440      4.2%   3,330,088      3.7%   3,294,065    3,285,902    3,234,635
                                   --------------------------         -------------           -------------------------------------
   21.  Short-Term Borrowed Funds       393,287      228,635     72.0%     416,219     -5.5%     349,736      335,989      271,911
   22.  FHLB Debt                       170,000      140,000     21.4%     170,000               170,000      170,000       40,000
   24.  Debt Financing and
           Notes Payable                 21,393       24,607    -13.1%      21,393      0.0%      24,607       24,607       27,821
   25.  Liability For Interest,
           Taxes, and Other             169,070       43,447    289.1%     111,809     51.2%      44,960       57,626       39,241
                                   --------------------------         -------------           -------------------------------------
   26.Total Liabilities               4,207,381    3,752,129     12.1%   4,049,509      3.9%   3,883,368    3,874,124    3,613,608
                                   --------------------------         -------------           -------------------------------------
   27.Shareholders' Equity:
   28.  Paid-In Capital                $219,060     $226,551     -3.3%    $215,291      1.8%    $217,198     $222,494     $209,074
   29.  Unrealized Gain on Investment
   30.   Securities Available For Sale   26,001       14,184     83.3%      20,710     25.5%      19,152       19,798       11,900
   31.  Retained Earnings               112,250       79,638     41.0%     100,945     11.2%     105,149       93,148       93,385
                                   --------------------------         -------------           -------------------------------------
   32.Total Shareholders' Equity        357,311      320,373     11.5%     336,946      6.0%     341,499      335,440      314,359
                                   --------------------------         -------------           -------------------------------------
   32.Total Liabilities and
          Shareholders' Equity       $4,564,692   $4,072,502     12.1%  $4,386,455      4.1%  $4,224,867   $4,209,564   $3,927,967
                                   ==========================         ==============          =====================================

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2003

12.Income Statements.



                                                ((dollars in thousands, except per-share amounts)
                                                              Q2'03 /                Q2'03 /                             6/30'03YTD/
                                       Q2'03        Q2'02      Q2'02      Q1'03       Q1'03    6/30'03YTD   6/30'02YTD   6/30'02YTD
                                     ----------------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                           $39,419      $43,912    -10.2%     $40,413       -2.5%     $79,832      $87,878     -9.2%
   3.   Money Market Assets and
          Funds Sold                          2            4    -50.0%           3      -33.3%           5            4     25.0%
   4.   Investment Securities
          Available for Sale             12,108       12,043      0.5%      11,474        5.5%      23,582       24,187     -2.5%
   5.   Investment Securities
          Held to Maturity                5,070        3,128     62.1%       5,235       -3.2%      10,305        5,955     73.0%
                                   --------------------------         -------------           --------------------------
   6. Total Interest Income              56,599       59,087     -4.2%      57,125       -0.9%     113,724      118,024     -3.6%
                                   --------------------------         -------------           --------------------------
   7. Interest Expense:
   8.   Transaction Deposits                211          413    -48.9%         242      -12.8%         453          820    -44.8%
   9.   Savings Deposits                  1,562        2,817    -44.6%       1,708       -8.5%       3,270        5,559    -41.2%
   10.  Time Deposits                     2,697        4,415    -38.9%       2,957       -8.8%       5,654        9,407    -39.9%
   11.  Short-Term Borrowed Funds           962          895      7.5%         851       13.0%       1,813        1,921     -5.6%
   12.  Federal Home Loan Bank
          Advances                         1592         1247     27.7%       1,575        1.1%       3,167        2,039     55.3%
   13.  Debt Financing and
          Notes Payable                     385          442    -12.9%         404       -4.7%         789          903    -12.6%
                                   --------------------------         -------------           --------------------------
   14.Total Interest Expense              7,409       10,229    -27.6%       7,737       -4.2%      15,146       20,649    -26.7%
                                   --------------------------         -------------           --------------------------
   15.Net Interest Income                49,190       48,858      0.7%      49,388       -0.4%      98,578       97,375      1.2%
                                   --------------------------         -------------           --------------------------
   16.Provision for Loan Losses             900          900      0.0%         900        0.0%       1,800        1,800      0.0%
                                   --------------------------         -------------           --------------------------
   17.Noninterest Income:
   18.  Service Charges on Deposit
           Accounts                       6,648        5,967     11.4%       6,425        3.5%      13,073       11,969      9.2%
   19.  Merchant Credit Card                900          963     -6.5%         862        4.4%       1,762        1,868     -5.7%
   20.  Financial Services Commissions      210          425    -50.6%         207        1.4%         418          764    -45.3%
   21.  Mortgage Banking                    301          217     38.7%         226       33.2%         527          404     30.4%
   22.  Trust Fees                          277          243     14.0%         238       16.4%         516          554     -6.9%
   23.  Securities Gains (Impairment)       277       (4,260)  -106.5%          16        n/m          293       (4,278)  -106.8%
   24.  Other                             2,423        2,329      4.0%       2,401        0.9%       4,822        4,602      4.8%
                                   --------------------------         -------------           --------------------------
   25.Total Noninterest Income           11,036        5,884     87.6%      10,375        6.4%      21,411       15,883     34.8%
                                   --------------------------         -------------           --------------------------
   26.Noninterest Expense:
   27.  Salaries and Related Benefits    13,598       14,281     -4.8%      13,698       -0.7%      27,296       28,143     -3.0%
   28.  Occupancy                         3,044        2,898      5.0%       2,995        1.6%       6,039        5,829      3.6%
   29.  Equipment                         1,381        1,425     -3.1%       1,374        0.5%       2,755        2,859     -3.6%
   30.  Data Processing                   1,518        1,516      0.1%       1,559       -2.6%       3,077        3,015      2.1%
   31.  Professional Fees                   457          443      3.2%         413       10.7%         870          815      6.7%
   32.  Other                             5,478        5,346      2.5%       5,496       -0.3%      10,974       10,941      0.3%
                                   --------------------------         -------------           --------------------------
   33.Total Noninterest Expense          25,476       25,909     -1.7%      25,535       -0.2%      51,011       51,602     -1.1%
                                   --------------------------         -------------           --------------------------
   34.Income Before Income Taxes         33,850       27,933     21.2%      33,328        1.6%      67,178       59,856     12.2%
   35.Provision for income taxes         10,179        8,586     18.6%      10,316       -1.3%      20,495       18,850      8.7%
                                   --------------------------         -------------           --------------------------
   36.Net Income                        $23,671      $19,347     22.3%     $23,012        2.9%     $46,683      $41,006     13.8%
                                   ==========================         ==============          ===========================
   37.Average Shares Outstanding         33,000       33,565     -1.7%      33,110       -0.3%      33,054       33,817     -2.3%
   38.Diluted Average Shares
         Outstanding                     33,492       34,180     -2.0%      33,565       -0.2%      33,528       34,406     -2.6%

   39.Per Share Data:
   40.  Basic Earnings                    $0.72        $0.58     24.4%       $0.70        2.9%       $1.41        $1.21     16.5%
   41.  Diluted Earnings                   0.71         0.57     24.9%        0.69        2.9%        1.39         1.19     16.8%
   42.  Dividends Paid                     0.24         0.22      9.1%        0.24        0.0%        0.48         0.44      9.1%
